US-DOCS\114811016.4 CASPER SLEEP INC. 2020 EQUITY INCENTIVE PLAN NOTICE OF PERFORMANCE STOCK UNIT AGREEMENT Name of Participant: Address: Date of Grant: Total Number of Performance Stock Units: Type of Shares Issuable on Vesting: Common Stock Vesting Schedule: The PSUs shall vest according to the vesting schedule set forth on Exhibit A The Company and the Participant acknowledge receipt of this Notice of Performance Stock Unit Grant and agree to the terms and conditions of the Performance Stock Unit Agreement attached hereto and incorporated by reference herein, the Company’s 2020 Equity Incentive Plan and the terms of this Notice of Performance Stock Unit Grant as set forth above. CASPER SLEEP INC. PARTICIPANT By: By: Name: [_____] Name: [ ] Title: [_____] Exhibit 10.18

US-DOCS\114811016.4 CASPER SLEEP INC. PERFORMANCE STOCK UNIT AGREEMENT - INCORPORATED TERMS AND CONDITIONS ARTICLE I. A. Award of PSUs [and Dividend Equivalents]. (1) Casper Sleep Inc. (the “Company”) hereby grants to the Participant (“Participant”) named in the Notice of Performance Stock Unit Agreement (the “Notice of PSU Grant”), in consideration of Participant’s past and/or continued employment with or service to the Company or a Subsidiary and for other good and valuable consideration, effective as of the date of grant (the “Date of Grant”) set forth in the Notice of PSU Grant the number of Performance Stock Units (“PSUs”) set forth in the Notice of PSU Grant, upon the terms and conditions set forth in the Company’s 2020 Equity Incentive Plan (the “Plan”), which is incorporated herein by reference, and this Agreement, subject to adjustment as provided in Section 14 of the Plan. Each PSU represents the right to receive one Share, at the times and subject to the conditions set forth herein. However, unless and until the PSUs have vested, Participant will have no right to the issuance of any Shares subject thereto. Prior to the actual delivery of any Shares, the PSUs will represent an unsecured obligation of the Company, payable only from the general assets of the Company. Unless otherwise defined herein or in the Notice of PSU Grant, the terms defined in the Plan shall have the same defined meanings in this Performance Stock Unit Agreement (the “Agreement”). (2) [The Company hereby grants to Participant an Award of Dividend Equivalents with respect to each PSU granted pursuant to the Notice of PSU Grant for all ordinary cash dividends that are paid to all or substantially all holders of the outstanding Shares between the Date of Grant and the date when the applicable PSU is distributed or paid to Participant or is forfeited or expires. The Dividend Equivalents for each PSU shall be equal to the amount of cash that is paid as a dividend on one Share. All such Dividend Equivalents shall be credited to Participant and be deemed to be reinvested in additional PSUs as of the date of payment of any such dividend based on the Fair Market Value of a Share on such date. Each additional PSU that results from such deemed reinvestment of Dividend Equivalents granted hereunder shall be subject to the same vesting, distribution or payment, adjustment and other provisions that apply to the underlying PSU to which such additional PSU relates.] B. Vesting of PSUs [and Dividend Equivalents]. Subject to Participant’s continued employment with or service to the Company or a Subsidiary on each applicable vesting date set forth in the Notice of PSU Grant and subject to the terms of this Agreement, the PSUs shall vest in such amounts and at such times as are set forth in the Notice of PSU Grant. [Each additional PSU that results from deemed reinvestments of Dividend Equivalents pursuant to Article I(A)(2) above shall vest if and only if the underlying PSU to which such additional PSU relates vests, at the time such underlying PSU vests.] In the event Participant incurs a Termination of Service, except as may be otherwise provided by the Administrator or as set forth in a written agreement between Participant and the Company, Participant shall immediately forfeit any and all PSUs [and Dividend Equivalents] granted under this Agreement that have not vested or do not vest on or prior to the date on which such Termination of Service occurs, and Participant’s rights in any such PSUs [and Dividend Equivalents] that are not so vested shall lapse and expire. .

US-DOCS\114811016.4 C. Distribution or Payment of PSUs. (1) Participant’s PSUs shall be distributed in Shares (either in book-entry form or otherwise) as soon as administratively practicable following the vesting of the applicable PSU pursuant to this Agreement and, in any event, within thirty (30) days following such vesting (for the avoidance of doubt, this deadline is intended to comply with the “short-term deferral” exemption from Section 409A). Notwithstanding the foregoing, the Company may delay a distribution or payment in settlement of PSUs if it reasonably determines that such payment or distribution will violate Federal securities laws or any other Applicable Law, provided that such distribution or payment shall be made at the earliest date at which the Company reasonably determines that the making of such distribution or payment will not cause such violation, as required by Treasury Regulation Section 1.409A-2(b)(7)(ii), and provided further that no payment or distribution shall be delayed under this Article I(C)(1) if such delay will result in a violation of Section 409A. (2) All distributions made in Shares shall be made by the Company in the form of whole Shares. D. Conditions to Issuance of Stock. The Company shall not be required to issue or deliver any certificate or certificates for any Shares or to cause any Shares to be held in book-entry form prior to the fulfillment of all of the following conditions: (a) the admission of the Shares to listing on all stock exchanges on which such Shares are then listed, (b) the completion of any registration or other qualification of the Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable, (c) the obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable and (d) the receipt by the Company of any tax obligations due on issuance of such Shares, which may be in one or more of the forms of consideration permitted under Article I(E)(1). E. Tax Obligations. (1) The Company (or the Parent or Subsidiary employing or retaining Participant) has the authority to deduct or withhold, or require Participant to remit to the applicable employing entity, an amount sufficient to satisfy any applicable Federal, state, local and foreign income and employment tax withholding requirements (including the employee portion of any FICA obligation) applicable to the issuance of Shares pursuant to the PSUs or with respect to any taxable event arising pursuant to this Agreement. The Company (or its Parent or Subsidiary, as applicable) may withhold or Participant may make such payment in one or more of the following forms: (i) by cash or check; (ii) with the consent of the Administrator, by electing to have withheld the net number of Shares otherwise issuable pursuant to the PSUs having a then current Fair Market Value not exceeding the amount necessary to satisfy the withholding obligation of the Company (or its Parent or Subsidiary, as applicable) based on the maximum statutory withholding rates in Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income; (iii) with the consent of the Administrator, by tendering to the Company

US-DOCS\114811016.4 vested Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences and having a then current Fair Market Value not exceeding the amount necessary to satisfy the withholding obligation of the Company (or its Parent or Subsidiary, as applicable) based on the maximum statutory withholding rates in Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income; or (iv) with the consent of the Administrator, by selling a sufficient number of Shares otherwise deliverable to Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to satisfy such withholding taxes. Participant acknowledges and agrees that the Company may refuse to deliver the Shares issuable with respect to the PSUs to, or cause any such Shares to be held in book-entry form by, Participant or his or her legal representative if such withholding amounts are not timely delivered in full pursuant to this Article 1(E)(1). (2) Code Section 409A. This Award is not intended to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A. However, notwithstanding any other provision of the Plan or this Agreement, if at any time the Administrator determines that this Award (or any portion thereof) may be subject to Code Section 409A, the Administrator shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other Person for failure to do so) to adopt such amendments to the Plan or this Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate for this Award either to be exempt from the application of Code Section 409A or to comply with the requirements of Code Section 409A. (3) Liability. Participant is ultimately liable and responsible for all taxes owed in connection with the PSUs, regardless of any action the Company or any of its Parents or Subsidiaries takes with respect to any tax withholding obligations that arise in connection with the PSUs. Neither the Company nor any of its Parents or Subsidiaries makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the PSUs or the subsequent sale of Shares. The Company and its Parents and Subsidiaries do not commit and are under no obligation to structure the PSUs to reduce or eliminate Participant’s tax liability. F. Rights as Stockholder. Neither Participant nor any Person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book-entry form) will have been issued and recorded on the records of the Company or its transfer agents or registrars and delivered to Participant (including through electronic delivery to a brokerage account). Except as otherwise provided herein, after such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to such Shares, including, without limitation, the right to receipt of dividends and distributions on such Shares. G. PSUs Not Transferable. The PSUs may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the Shares underlying the PSUs have been issued, and all restrictions applicable to such Shares have lapsed. No PSUs or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation,

US-DOCS\114811016.4 pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence. Notwithstanding the foregoing, with the consent of the Administrator, the PSUs may be transferred to Permitted Transferees, pursuant to any such conditions and procedures the Administrator may require. H. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant or as is otherwise permitted under the Plan. This Agreement is governed by the internal substantive laws but not the choice of law rules of Delaware. I. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF PSUS PURSUANT TO THE VESTING SCHEDULE HEREOF AND ISSUANCE OF SHARES PURSUANT THERETO IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE. J. Administration. The Administrator shall have the power to interpret the Plan and this Agreement, and to adopt such rules for the administration, interpretation and application of the Plan and this Agreement, as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator will be final and binding upon Participant, the Company and all other interested Persons. To the extent allowable pursuant to Applicable Law, no member of the Committee or the Board will be personally liable for any action, determination or interpretation made with respect to the Plan or this Agreement. K. Adjustments. The Administrator may accelerate the vesting of all or a portion of the PSUs in such circumstances as it, in its sole discretion, may determine. Participant acknowledges that the PSUs are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan, including Section 14 of the Plan. L. Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office, and any notice to be given to Participant shall be addressed to Participant at Participant’s address set forth below. By a notice given pursuant to this Article 1(L), either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service. Subject to the limitations set forth in Section 232(e) of the General Corporation Law of the State of Delaware (the “DGCL”), Participant consents to the delivery of any notice to Participant given by the Company under the DGCL or the

US-DOCS\114811016.4 Company’s certificate of incorporation or bylaws by (i) facsimile telecommunication to the facsimile number for Participant in the Company’s records, (ii) electronic mail to the electronic mail address for Participant in the Company’s records, (iii) posting on an electronic network together with separate notice to Participant of such specific posting or (iv) any other form of electronic transmission (as defined in the DGCL) directed to Participant. This consent may be revoked by Participant by written notice to the Company and may be deemed revoked in the circumstances specified in Section 232 of the DGCL. M. Conformity to Securities Laws. Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all Applicable Law and regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the PSUs are granted, only in such a manner as to conform to such Applicable Law. N. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the PSUs [(including PSUs that result from the deemed reinvestment of Dividend Equivalents), the Dividend Equivalents] and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. O. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in Article 1(G) and the Plan, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto. P. Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant shall have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the PSUs [and Dividend Equivalents]. Q. Lock-up Period. Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Shares (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Shares (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed 180 days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions).

US-DOCS\114811016.4 Exhibit A Unless otherwise defined in this Exhibit A, capitalized terms shall have the meaning set forth in the Agreement. Performance Period: The “Performance Period” shall be the period beginning on and ending on . Performance Measure: There are two performance measures, which together provide Participant with an opportunity for up to 100% of the Number of Performance Stock Units set forth on the Notice of PSU Grant to vest, with Participant’s PSUs divided equally between the two performance measures. The first performance measure is Net Revenue and the second performance measure is Adjusted EBITDA (each as defined below). “Net Revenue” means the amount of the Company’s total global sales (whether through direct-to-consumer channels, retail partnerships or otherwise) after deduction of amounts allowed or credited due to (a) product returns and (b) discounts for certain sales, programs and promotions. “Adjusted EBITDA” means the Company’s net income or loss before interest expense, income tax expense, depreciation and amortization as further adjusted to exclude the impact of stock-based compensation expense, restructuring costs, costs associated with legal settlements, and expenses incurred in connection with the Company’s initial public offering. Net Revenue Fifty percent (50%) of the total Number of Performance Stock Units set forth in the Notice of PSU Grant (the “Net Revenue PSUs”) shall be eligible to vest based on the Company’s Net Revenue during the Performance Period. Unless otherwise determined by the Administrator, no Net Revenue PSUs shall become vested unless Net Revenue during the Performance Period is equal to or greater than $ (the “Net Revenue Threshold Level”). Subject to any forfeiture under Article I(B) and the Company’s attainment of the Net Revenue Threshold Level, the number of Net Revenue PSUs that will become vested hereunder shall be as set forth in the table below: Threshold Target Net Revenue Achievement ($) Total Number of Net Revenue PSUs Vesting % % The level of Net Revenue shall be determined by the Board within sixty (60) days following the end of the Performance Period (the “Net Revenue Determination Date”). On the Net Revenue Determination Date, a number of then-outstanding Net Revenue PSUs will vest equal to the “Total Number of Net Revenue PSUs Vesting” set forth in the table directly above. In the event that the Net Revenue during the Performance Period falls between the Threshold and Target levels, the number of Net Revenue PSUs that will become vested will be calculated based on linear interpolation between Threshold and Target levels (rounded to the nearest whole PSU).

US-DOCS\114811016.4 In the event that Net Revenue during the Performance Period equals or exceeds Target level, the Net Revenue PSUs that will become vested with respect to 100% of the Net Revenue PSUs. Adjusted EBITDA Fifty percent (50%) of the Total Number of Performance Stock Units set forth in the Notice of PSU Grant (the “Adjusted EBITDA PSUs”) shall be eligible to vest, based on the Company’s Adjusted EBITDA during the Performance Period. Unless otherwise determined by the Administrator, no Adjusted EBITDA PSUs shall become vested unless the Adjusted EBITDA during the Performance Period is equal to or greater than $ (the “Adjusted EBITDA Threshold Level”). Subject to any forfeiture under Article I(B) and the Company’s attainment of the Adjusted EBITDA Threshold Level, the number of Adjusted EBITDA PSUs that will become vested hereunder shall be as set forth in the table below: Threshold Target Adjusted EBITDA Achievement ($) Total Number of Adjusted EBITDA PSUs Vesting % % The level of Adjusted EBITDA shall be determined by the Board within sixty (60) days following the end of the Performance Period (the “Adjusted EBITDA Determination Date”). On the Adjusted EBITDA Determination Date, a number of then-outstanding Adjusted EBITDA PSUs will vest equal to the “Total Number of Adjusted EBITDA PSUs Vesting” set forth in the table directly above. In the event that the Adjusted EBITDA during the Performance Period falls between the Threshold and Target levels, the number of Adjusted EBITDA PSUs that will become vested will be calculated based on linear interpolation between Threshold and Target levels (rounded to the nearest whole PSU). In the event that Adjusted EBITDA during the Performance Period equals or exceeds Target level, the Adjusted EBITDA PSUs that will become vested with respect to 100% of the Adjusted EBITDA PSUs.